DRIEHAUS MUTUAL FUNDS

(The “Trust”)

Driehaus Global Growth Fund *DRGGX

Driehaus International Discovery Fund *DRIDX

(each a “Fund” and collectively, the “Funds”)

SUPPLEMENT DATED SEPTEMBER 12, 2014

TO THE PROSPECTUS FOR THE FUNDS DATED APRIL 30, 2014, AS AMENDED JUNE 9, 2014

(“PROSPECTUS”) AND TO THE STATEMENT OF ADDITIONAL INFORMATION FOR THE

FUNDS DATED APRIL 30, 2014, AS AMENDED JUNE 9, 2014 (“SAI”)

Driehaus Global Growth Fund

The Board of Trustees of the Trust (the “Board”) has determined to terminate and liquidate the Driehaus Global Growth Fund (the “Global Growth Fund”). Effective as of the close of business on October 13, 2014, the Global Growth Fund will close and will not accept any purchase orders. As of October 20, 2014, the Global Growth Fund will begin the process of liquidating its portfolio securities and shareholders should be aware that the Global Growth Fund will not be pursuing its stated investment objective or engaging in any business activities except for the purpose of winding up its affairs. Shareholders who do not sell their shares of the Global Growth Fund before the effective date under the Plan of Termination and Liquidation, currently expected to be October 20, 2014, will not be able to do so after that date and will receive a liquidating distribution in cash equal to the amount of the net asset value of their shares on the liquidation date. Thereafter, the Global Growth Fund will be liquidated and dissolved, and all references to the Global Growth Fund herein shall be removed.

Driehaus Global Growth Fund and Driehaus International Discovery Fund

Effective September 4, 2014, Sebastien Pigeon no longer serves as the assistant portfolio manager of each Fund. Effective September 12, 2014, Dan Rea no longer serves as the portfolio manager of each Fund and Joshua Rubin (formerly assistant portfolio manager of each Fund) serves as portfolio manager of each Fund. Accordingly, the following information replaces the existing disclosure under “Portfolio Management” on pages 4 and 22 of the Prospectus:

Portfolio Manager

Joshua Rubin

Portfolio Manager of DCM

Portfolio Manager of the Fund

since 9/14

The following information replaces the portfolio manager disclosure in the “Management of the Funds” section under the “Driehaus International Discovery Fund” heading on pages 44 and 45 and under the “Driehaus Global Growth Fund” heading on page 47:

Portfolio Manager. The Fund is managed by Joshua Rubin. Prior to assuming sole portfolio manager responsibilities on September 12, 2014, Mr. Rubin served as an assistant portfolio manager of the Fund since May 1, 2013. Mr. Rubin has responsibility for making investment decisions on behalf of the Fund.

Mr. Rubin earned a B.S.F.S. in International Politics from Georgetown University. Prior to joining the Adviser in 2012, Mr. Rubin was a portfolio manager for Marsico Capital Management where he co-managed an emerging markets mutual fund. He also served as an emerging markets senior analyst, leading the global energy, industrials and materials research efforts for Marsico’s six other funds. Prior to this role, Mr. Rubin was an analyst at the investment bank George K. Baum & Company.

All references to Mr. Rea and Mr. Pigeon are removed from the SAI and all references to Mr. Rubin as assistant portfolio manager are replaced with references to Mr. Rubin as portfolio manager.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.